CONFIDENTIAL

19 MAY 2008

DISCUSSION MATERIALS

Nationwide Financial

LAZARD

Nationwide Financial

Disclaimer

The information herein has been prepared by Lazard based upon information supplied by Nationwide Financial Services, Inc. (the “Company”), or publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by the Company with respect to the anticipated future performance of the Company. We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company or any other entity, or concerning solvency or fair value of the Company or any other entity. With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to such forecasts or the assumptions upon which they are based. The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of Lazard; provided, however, that the Company may disclose to any and all persons the U.S. federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure. Lazard is acting as investment banker to the Special Committee of the Board of Directors of the Company, and will not be responsible for and will not provide any tax, accounting, actuarial, legal or other specialist advice.

LAZARD

CONFIDENTIAL

Nationwide Financial

Table of Contents

I INTRODUCTION 1

II BUSINESS OVERVIEW 6

III MARKET PERSPECTIVES 15

IV PRELIMINARY VALUATION 23

V SUPPLEMENTAL CASH FLOW VALUATION 36

Appendix

A Supplementary Financial Information 43

B Property & Casualty Rating Comparison 47

C Additional Company Information 48

LAZARD

Nationwide Financial

I Introduction

LAZARD

Nationwide Financial

I INTRODUCTION

LAZARD

Nationwide Financial

I INTRODUCTION

Summary of Lazard Involvement to Date

Nationwide Financial Services (“NFS” or the “Company”) received an offer from Nationwide Mutual, dated March 5, 2008, to acquire the Class A shares of the Company for $47.20 per share

Lazard spoke with the Special Committee of the Board of Directors of NFS (the “Special Committee”) on March 7, 2008 and was engaged as financial advisor to the Special Committee as of March 10, 2008

Lazard subsequently submitted an information request to the Company and reviewed the material received in response to the request and subsequent follow-up requests

Lazard has also reviewed publicly available information regarding the Company

On March 24, 2008, the Special Committee, in consultation with Lazard and Sidley Austin LLP, legal counsel to the Special Committee (“Sidley Austin”), decided to engage Milliman, Inc. (“Milliman”) to perform an actuarial valuation

Lazard met with senior management at Company headquarters on April 8, 2008 and participated in other telephonic discussions with members of management

Lazard also participated in various discussions with Sidley Austin and Milliman

Lazard participated in a telephonic discussion with senior management and Milliman on May 13, 2008 regarding actuarial assumptions

LAZARD

Nationwide Financial
I INTRODUCTION

Analyst Perspectives on Offer Price

Analyst estimates of a final transaction price range from approximately $48 to $56 per share

	REPORT DATE	COMMENTS
RAYMOND JAMES	5/13/08	■ Current valuation levels are basically in-line with those of comparable life insurers so **while we think that the bid will be raised, we doubt that it will be substantially above the current quote**
CITIGROUP	5/11/08	■ We see NFS' shares as offering little downside risk from their current price level and potential 15% upside consistent with our **$56 target**
DEUTSCHE BANK	5/8/08	■ We believe a sale agreement will be reached at a price **closer to $51 per share**
JPMORGAN	5/8/08	■ Nationwide Mutual will likely raise the offer price for NFS...but we believe the **chances of a bid significantly above $50 are low**
MORGAN STANLEY	5/8/08	■ [Maintaining a] **$48 price target**...the generally disappointing results weaken investor arguments that the offer price from the parent should be meaningfully increased
CREDIT SUISSE	5/8/08	■ [Maintaining a] **$48 price target**...suspect **a moderate increase [in offer price] is probable**
UBS	4/10/08	■ **Raising our price target to $55**...based on our review of [similar] past deals...
MERRILL LYNCH	3/11/08	■ [T]he **market anticipates an increase in Nationwide Mutual's bid**. We understand this point of view, as our discounted cash flow model suggests that **NFS is worth close to the offer price today on a public market basis**
FOX-PITT KELTON	3/10/08	■ [A] take-out in the...**low to mid $50 range**...would better incorporate a normalized trading basis, NFS prospects and some takeout premium
WACHOVIA	3/10/08	■ Valuation [implied by the offer] would be **higher than or near to the valuations presently afforded many of NFS' life insurance peers**... Recognizing this, we do not see current shareholders as having much leverage to push for a higher offer price

2 | LAZARD

Nationwide Financial

I INTRODUCTION

Rating Agencies Perspectives on Transaction

POSITIVES CONCERNS

Minimal integration risk due to majority ownership throughout The acquirer’s financial strength rating ( A+, Outlook Stable),

S&P NFS’ existence, similar branding and the sharing of many senior is lower than that of the target

RATING AA- executives Potential negative effect of the transaction on the

(NEGATIVE WATCH) capitalization of NFS, which is currently very strong

(10 March 08)

Would allow the Nationwide enterprise to focus on Loss of access to equity market and ability to raise equity policyholder needs and to potentially benefit from greater cross- capital, lowering the company’s financial flexibility

MOODY’S selling opportunities Material increase in the ultimate cost of the offer could put

RATING Aa3 Transaction will likely result in cost synergies and a greater pressure on the ratings of both Nationwide Life and

(STABLE) diversification of revenue streams Nationwide Mutual

Less restricted flow of and more efficient allocation of capital between life insurance and property and casualty operations(10 March 08)

Transaction should result in a clearly aligned organization, Likely to be somewhat dilutive to NFS’ risk-based capital,

A.M. BEST

particularly in terms of affiliated distribution, as well as limited though expected to remain at a level adequate to maintain

RATING A+

operational disruptions due to the level of integration already current rating

(STABLE)

present between the two organizations(11 March 08)

Transaction will significantly reduce the capital of the

organization, though capital adequacy is estimated to remain

RATING AA-

within thresholds commensurate with the current rating level

(STABLE)

(11 March 08)

LAZARD

Nationwide Financial

I INTRODUCTION

Investor Returns at Various Transaction Prices

Approximately 66% of the total Class A float has traded since the Nationwide Mutual offer

Current Share Price (5/15/08): $51.00

Quarterly Dividend per Share: $0.29 on 7/14/08 $0.29 on 10/14/08

ANNUALIZED UNLEVERED INVESTOR RETURN

MONTHS TO CLOSE

4 Months 5 Months 6 Months

9/15/08 10/15/08 11/15/08

$ 47.20 (19%) (16%) (13%)

$ 50.00 (4%) (3%) (3%)

ASSUMED $ 52.00 8% 6% 5%

FINAL

TRANSACTION $ 54.00 20% 16% 13%

PRICE $ 56.00 34% 27% 22%

$ 58.00 49% 38% 30%

$ 60.00 65% 49% 40%

LAZARD

Nationwide Financial

I INTRODUCTION

Recent Trading Performance

The median share price of life insurance peers has increased by 8.6% since March 7, 2008

P/E multiples have increased at a greater percentage, as current market conditions have pressured operating earnings x

SHARE PRICE 2008E P/E (a)

Today 3/7/08% Change Today 3/7/08% Change

NFS $ 51.00 $ 37.93 34.5% 11.2x 8.0x 40.4%

Public Life Comparables:

Ameriprise $ 50.65 $ 48.78 3.8% 13.3x 11.0x 21.3%

Genworth 23.53 21.92 7.3% 10.0 8.2 21.5%

Lincoln 54.70 48.55 12.7% 9.9 8.4 18.8%

Manulife 39.22 36.77 6.7% 13.4 12.1 11.2%

MetLife 62.30 56.47 10.3% 10.0 9.1 10.3%

Principal 56.06 51.68 8.5% 14.2 12.5 13.7%

Protective 41.85 37.52 11.5% 10.7 9.2 17.3%

Prudential 76.46 69.22 10.5% 10.1 8.9 14.3%

Sun Life 48.20 45.08 6.9% 11.8 10.5 12.1%

Torchmark 64.24 59.07 8.8% 10.8 10.0 8.2%

Mean 8.7% 11.4x 10.0x 14.9% 2

Median 8.6% 10.8 9.6 14.0%

S&P 500 $ 1,423.57 $ 1,293.37 10.1%

Impact of Market Change on Offer Price 1

Implied Offer Median

Price Price% Change

$ 51.27 $ 47.20 8.6%

x

Source: Factset (3/7/08 and 5/15/08) and company filings.

(a) Based on IBES median. 5/18/20

LAZARD

Nationwide Financial

II Business Overview

LAZARD

Nationwide Financial

II Business Overview

Business Overview

INDIVIDUAL INDIVIDUAL

INVESTMENTS RETIREMENT PLANS PROTECTION CORPORATE

Variable annuities Private sector (401k) plans Variable life Medium term notes program

Primarily marketed under the Primarily marketed under COLI/BOLI Nationwide Bank

Best of American brand the Best of America brand

Universal life Nationwide Funds

Fixed annuities Trust and annuity products

PRODUCTS Whole and term life Structured products

Public sector (457) plans

Income products

Primarily single premium Group annuity products

immediate annuities Also offer administration

only services

Advisory services

Deferred Variable Annuity: #13 Public: #1 Variable Life: #5

Deferred Fixed Annuity: #35 Private (Small Case): #6 Universal Life: #28

CURRENT

RANKINGS Immediate Variable Annuity: #3 Private (Midsize Case): #8 Term Life: #27

Single Premium Immediate COLI: #1

Annuity: #14

DISTRIBUTION

2007 SALES

Non-Affiliated 32%

Affiliated 68%

Total: $18.6bn

2007 NON-AFFILIATED SALES

Pension Plan

Administrators Life Specialists

4% 3%

Financial Institutions 20%

Independent Broker/Dealers 50% Wirehouse/ Regional Firms 23%

Total: $12.6bn

2007 AFFILIATED SALES

Nationwide

Mullin TBG Financial 4% Network 12%

Nationwide agents Nationwide 13% Retirement Solutions 71%

Total: $6.0bn

5/18/20

Source: Company filings and management.

LAZARD

Nationwide Financial

II Business Overview

Key Segment Data

2007 SALES

Individual Protection 9%

Individual Investments 33%

Retirement Plans 58%

Total: $18.6bn

2007 OPERATING REVENUE

Corporate and Other

15% Individual Investments 24%

Individual Protection 29%

Retirement Plans 32%

Total: $4.7bn

2007 PRE-TAX OPERATING EARNINGS

Corporate and Other 8%

Individual Individual Investments Protection 33% 32%

Retirement Plans 27%

Source: Company filings. Total: $0.9bn

CUSTOMER FUNDS

Corporate and Other 4% Individual Protection

13% Individual Investments 33%

Retirement Plans 50%

Total: $162.4bn

5/18/20

LAZARD

Nationwide Financial

II Business Overview

Historical Financial Performance

($ in millions, except for per share data)

OPERATING REVENUE

CAGR $5,000 2003-2007 3.9% 2006-2007 2.6% $4,682

2007-LTM 1Q08 (6.3%) $4,563 $4,607 4,500 $4,398 $4,209 $4,023 4,000

3,500

2003 2004 2005 2006 2007 LTM

1Q 2008

NET OPERATING INCOME/ OPERATING EARNINGS PER SHARE( b )

CAGR

2007-LTM $1,000 2003-2007 2006-2007 1Q 2008 $8.00

Net Operating Income 8.6% 7.7%(24.4%) 800 Operating EPS 10.3% 13.1%(20.0%)

6.00 $655 $611 $590 $608 $4.57 600 $551 $4.32 $3.84 $4.04 $471 $3.60 4.00 $3.09 400

2.00 200

0 0.00 2003 2004 2005 2006 2007 LTM

1Q 2008 Net Operating Income Net Operating EPS

BOOK VALUE PER SHARE( a ) $45.00 CAGR

2003-2007 8.0% 2006-2007 1.9%

2007-LTM 1Q 08 0.3% $39.03 $39.06 40.00 $38.29

$34.67 35.00

$31.49

30.00 $28.73

25.00

2003 2004 2005 2006 2007 1Q

2008

OPERATING RETURN ON AVERAGE EQUITY( a ) ( b )

14%

12.1% 11.9% 11.7%

12 11.2% 11.3% 11.0% 10 8 6 4 2

0

2003 2004 2005 2006 2007 LTM

1Q 2008

Source: Company filings.

(a) Excluding AOCI. 5/18/20 (b) Excludes the impact of tax related adjustments of $37.9mm in 2005 and $113.1mm in 2006. Excludes net after-tax benefit of $37.3mm in 2007 from unusual items.

08

LAZARD

Nationwide Financial

II Business Overview

Investment Portfolio Comparison

($ in millions)

Although mortgage loans reflect a greater percentage of the investment portfolio of NFS, the portfolio exposure is diversified both regionally and by property type

The rating profile of the fixed income portfolio of NFS is consistent with the peer group

NFS is more heavily weighted toward structured investments, particularly residential mortgage-backed securities

NFS Mean Median Ameriprise Genworth Lincoln Manulife MetLife Principal Protective Prudential Sun Life Torchmark

Total Invested Assets $ 37,360 $ 29,808 $ 69,399 $ 68,841 $ 153,104 $ 335,806 $ 64,899 $ 27,849 $ 228,908 $ 95,792 $ 9,550

Fixed Income 72% 76% 75% 84% 76% 81% 62% 73% 73% 83% 73% 61% 95%

Equities 0% 2% 1% 0% 1% 1% 7% 4% 1% 1% 4% 5% 0%

PORTFOLIO Mortgage Loans 1 22% 13% 13% 10% 13% 11% 17% 14% 20% 12% 13% 22% 0%

Real Estate 0% 1% 0% 0% 0% 0% 5% 2% 1% 0% 0% 4% 0%

Other 6% 7% 7% 5% 10% 7% 8% 7% 5% 4% 10% 8% 4%

Total Invested Assets 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%

Total Fixed Income $ 26,797 $ 25,186 $ 53,031 $ 55,624 $ 94,848 $ 244,088 $ 47,166 $ 23,168 $ 166,572 $ 58,765 $ 9,109

AAA/AA/A 69% 66% 69% 70% 73% 61% 72% 74% 56% 68% 69% 69% 47%

FIXED INCOME 2

BY RATING BBB 25% 29% 26% 24% 22% 33% 24% 20% 39% 27% 23% 29% 46%

Below Investment Grade 6% 5% 5% 6% 5% 6% 4% 7% 5% 5% 8% 3% 7%

Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%

STRUCTURED Total Structured Invest. $ 10,722 $ 10,100 $ 12,292 NA NA $ 86,745 $ 9,201 $ 8,900 $ 44,702 $ 6,146 NA

INVESTMENTS

(AS A % OF ABS 10% 4% 3% 3% 7% NA NA 3% 3% 5% 8% 1% 2%

TOTAL

MBS 19% 17% 14% 31% 11% 17% NA 22% 11% 27% 11% 5% NA

INVESTED

ASSETS) Total 3 29% 21% 20% 34% 18% NA NA 26% 14% 32% 20% 6% NA

Source: Company filings as of 3/31/08.

LAZARD

Nationwide Financial

II Business Overview

Comparative Alt-A and Subprime Exposure

($ in millions)

NFS has significantly more Alt-A and subprime exposure than the peer group

Alt-A exposure is almost exclusively AAA

The rating profile of the subprime exposure is consistent with the peers and more weighted toward older vintages

1 NFS Mean Median Ameriprise Genworth Lincoln MetLife Principal Prudential Sun Life

Total Alt-A ABS/MBS $ 2,041 — — $ 1,095 $ 952 $ 1,227 NA $ 68 NA NA

% Invested Assets 5.5% 1.7% 1.6% 3.7% 1.4% 1.8% NA 0.1% NA NA

% Shareholders’ Equity (a) 37.8% 8.2% 9.1% 13.7% 7.5% 10.7% NA 1.0% NA NA

By Ratings:

AAA 2 99% 82% 86% 90% 56% 81% NA 100% NA NA

AA 1% 13% 12% 9% 28% 14% NA 0% NA NA

A 0% 4% 2% 1% 14% 3% NA 0% NA NA

BBB 0% 1% 0% 0% 2% 0% NA 0% NA NA

ALT-A Below Investment Grade 0% 0% 0% 0% 0% 1% NA 0% NA NA

ABS/MBS Total 100% 100% 100% 100% NA 100% NA NA

By Vintage:

Pre-2005 24% 22% 21% 11% 21% 32% NA NA NA NA

2005 33% 35% 39% 39% 44% 24% NA NA NA NA

2006 23% 31% 32% 32% 26% 36% NA NA NA NA

2007 20% 12% 9% 18% 9% 8% NA NA NA NA

2008 0% 0% 0% 0% 0% 0% NA NA NA NA

Total 100% 100% 100% 100% NA NA NA NA

Total Subprime ABS/MBS $ 726 — — $ 247 $ 1,146 $ 651 $ 1,925 NA $ 10,887 $ 292

% Invested Assets 1.9% 1.5% 0.9% 0.8% 1.7% 0.9% 0.6% NA 4.8% 0.3%

% Shareholders’ Equity (a) 13.4% 12.1% 5.7% 3.1% 9.0% 5.7% 5.6% NA 47.3% 1.7%

By Ratings:

AAA 63% 66% 59% 89% 47% 78% 57% NA 59% NA

AA 1 22% 18% 19% 6% 19% 6% 36% NA 23% NA

A 12% 12% 12% 0% 27% 12% 3% NA 17% NA

BBB 1% 3% 4% 4% 5% 4% 3% NA 1% NA

SUB-PRIME Below Investment Grade 2% 0% 0% 0% 1% 0% 0% NA 0% NA

ABS/MBS Total 100% 100% 100% 100% 100% NA 100% NA

By Vintage:

Pre-2005 3 61% 30% 25% 13% 25% 51% 44% NA 16% NA

2005 13% 31% 34% 42% 33% 34% 36% NA 10% NA

2006 22% 31% 32% 36% 32% 15% 13% NA 59% NA

2007 4% 7% 7% 4% 10% 0% 7% NA 15% NA

2008 0% 1% 0% 6% 0% 0% 0% NA 0% NA

Total 100% 100% 100% 100% 100% NA 100% NA

Source: Company filings as of 3/31/08.

Note: Data for Manulife and Protective not disclosed. Torchmark has no Alt-A or subprime exposure. 5/18/20

(a) Excluding AOCI.

LAZARD

Nationwide Financial

II Business Overview

Comparative Realized and Unrealized Gains

($ in millions)

4th quarter 2007 and 1st quarter 2008 realized and unrealized losses compare favorably to the peer group

NET REALIZED LOS SES I N 4Q 2007 & 1Q 2008

$0(0.0%)

($22)($8)($6) (200)($150)

($ 154)

(1.5%)

($ 262)

($ 286)

(400)

(3.0%) (600)

(800)($742)(4.5%)

($ 769)

Prudential MetLife Principal Genworth NFS Lincoln Protective Torchmark Ameriprise

Net Realized Losses Net Realized Losses as a % of Shareholders’ Equity (a)

GROSS UNREALIZED LOSSES IN 1Q 2008

$0(0.0%)

($ 509)

($935)($656) (2,000)($1,106)

(10.0%)

($2,520)($2,375) (4,000)($3,533)

($3,574)(20.0%) (6,000) (30.0%) (8,000)

(10,000) ($8,798)(40.0%) MetLife Prudential Genworth Principal Lincoln NFS Protective Torchmark Ameriprise (b)

Gross Unrealized Losses Gross Unrealized Losses as a % of Shareholders’ Equity (a)

Source: Company filings as of 3/31/08.

(a) Excluding AOCI. 5/18/20 (b) As of 12/31/07.

08

LAZARD

Nationwide Financial

II Business Overview

Fitch Alt-A and Subprime Exposure Review

($ in millions)

Fitch Stress Year-End 2006 RBC Year-End 2006 Prism Score Gross Loss Reported Fitch- Reported Fitch-Exposure RBC Stressed Difference Prism Score Stressed

NFS $80 542% 535%(7) % AAA AAA

Ameriprise $53 595% 589% (6) % AAA AAA Genworth (a) 494 377 343(34) AA AA-Lincoln (b) 128 361 355(6) AA- AA-Manulife (c) 64 376 374(2) NA NA MetLife 264 335 333(2) AAA AAA Principal 32 419 417(2) AAA AAA Protective 57 296 289(7) AA AA Prudential 450 475 461(14) AAA AAA Sun Life (d) 14 339 337(2) NA NA Torchmark — 338 338 0 AA+ AA+

Source: Fitch (2/21/08).

(a) Exposure data is for consolidated investments including those outside of the U.S. life insurance subsidiaries. RBC and Prism data is for U.S. life insurance subsidiaries only. (b) Subprime exposure as of 10/31/07.

(c) Subprime exposure as of 12/31/07. 5/18/20 (d) The issuer does not participate in the rating process other than through medium of its public disclosures.

08

LAZARD

Nationwide Financial

II Business Overview

Key Strengths

Diversified business mix across retirement and protection spectrum supported by brand recognition

Leading provider of group retirement products and significant competitor in small and mid-case 401(k)

Well positioned to capitalize on long-term demographic trends

Generally consistent net inflows in public and private sector retirement plans

Recent variable annuity initiatives, such as advisor segmentation, have positioned the Company for continued sales growth

Broad and extensive distribution relationships through both affiliated and non-affiliated entities

Beginning to realize benefits of recent implementation of centralized relationship management

Developing initiatives to increase cross-selling through Nationwide Mutual agents

New distribution relationships with competitive life products

Leading COLI/BOLI provider and strong presence in variable life

Steady expense management improvement across lines of business major contributor to earnings growth

Significant excess capital available for deployment (management estimated at approximately $1.4 billion)

Generally high-quality investment portfolio supported by conservative risk management practices

Development of Nationwide Bank as part of asset retention strategy, although expansion may prove challenging in current market conditions

Strong management team with strategic vision to position the Company for improved growth and return on equity expansion

LAZARD

Nationwide Financial

II Business Overview

Principal Challenges

Current mutual ownership structure

Significantly lower float compared to life insurance peer group provides less relative liquidity

Limited ability to return excess capital to shareholders without share price impact, particularly in absence of Nationwide Mutual participation

No opportunity for third party takeover without Nationwide Mutual consent

Returns on equity below peer companies with operational challenges in meeting specified targets

Persistent net outflows in variable and fixed annuities mitigates recent positive VA sales performance and segment expense management progress

Private sector retirement sales challenges, particularly driven by macroeconomic factors

Lower return on equity profile of individual protection products

Capital management options limited by ownership structure as described above

General lack of scale in variable annuities and individual life products

#13 in variable annuity sales

Below top-25 in universal and term life sales

Highly competitive environment for accumulation retirement assets

Ability to compete for rollover assets

Impact of near-term market conditions given business mix with significant equity market exposure

Low interest rate environment may pressure returns on spread products

Greater Alt-A and subprime exposure than life insurance peer group

110.2 million of aggregate credit impairments in 4th quarter 2007 and 1st quarter 2008

However, rating profile and vintage generally compare favorably and loss exposure viewed as limited in comprehensive industry analysis performed by rating agency

LAZARD

Nationwide Financial

III Market Perspectives

LAZARD

Nationwide Financial

III Market Perspectives

PRICE/VOLUME HISTORY

Price Volume

$65.00 1 5,000,000

Average Price Pre-Offer

1 Week $39.59 1 Year $52.35 1 Month 41.89 2 Years 50.22 3 Month 42.75 3 Years 46.67

4,000,000

Price Post-Offer

55.00 Current $51.00 Avg. Since Offer 48.71

3,000,000

45.00

10 Mar 08 2,000,000 NFS announces receipt of $47.20 per share cash offer from Nationwide Mutual

35.00

1,000,000

25.00 0 7 Mar 05 26 Oct 05 16 Jun 06 4 Feb 07 25 Sep 07 15 May 08

INDEXED TOTAL RETURN HISTORY

Indexed Total Return

190

NFS Pre-Offer Return CAGR

180

1 Year (29.3%) (29.3%) 2 Years (11.6%) (6.0%) 170 3 Years 2.5% 0.8%

2

160

150

47%

140

40%

130

120

16%

110

100

90

7 Mar 05 26 Oct 05 16 Jun 06 4 Feb 07 25 Sep 07 15 May 08

NFS Life Insurance Index (a) S&P 500

Source: FactSet (5/15/08).

(a) Includes Ameriprise, Genworth, Lincoln, Manulife, MetLife, Principal, Protective, Prudential, Sun Life and Torchmark.

LAZARD

Nationwide Financial

III Market Perspectives

Historical Valuation: Price/Earnings (Current Fiscal Year)

25.0x

Post-Offer Pre-Offer Avg. Since As of Average

Current 3/7/2008 3/7/2008 1 Year 2 Year 3 Year NFS: 11.2x 10.3x 8.0x 11.4x 11.3x 11.1x

Life Insurance Index (a): 3 2 1

High 14.2 13.3 12.5 15.7 15.9 15.8 75th Percentile 12.9 11.9 10.8 13.6 13.9 13.9

Median 10.8 10.4 9.6 12.0 12.4 12.5 3/10/08 25th Percentile 10.1 9.8 8.9 11.2 11.7 11.6

Nationwide

Low 9.9 9.0 8.2 9.6 10.4 10.6

19.0 Mutual Offer

13.0

4

7.0

3/7/2005 8/19/2005 1/31/2006 7/15/2006 12/27/2006 6/10/2007 11/22/2007 5/15/08

Life Insurance (a)

1st Quartile 2nd Quartile 3rd Quartile 4th Quartile

NFS Peer Group Median NFS multiple as of 3/7/08 Peer group median multiple as of 3/7/08

Source: FactSet (5/15/08).

(a) Includes Ameriprise, Genworth, Lincoln, Manulife, MetLife, Principal, Protective, Prudential, Sun Life and Torchmark. 5/18/20

LAZARD

Nationwide Financial

III Market Perspectives

Historical Valuation: Price/Reported Book Value

4.00x

Post-Offer Pre-Offer Avg. Since As of Average

Current 3/7/2008 3/7/2008 1 Year 2 Year 3 Year

NFS: 1.40x 1.32x 0.99x 1.36x 1.34x 1.28x 3/10/08

3.50

Life Insurance Index (a): 3 2 1 Nationwide

High 2.40 2.36 2.34 2.47 2.46 2.36 Mutual Offer 75th Percentile 1.78 1.73 1.64 1.90 1.88 1.81 Median 1.49 1.50 1.42 1.79 1.74 1.67 3.00 25th Percentile 1.35 1.32 1.17 1.45 1.48 1.44 Low 1.28 1.21 1.07 1.28 1.33 1.31

2.50

2.00

1.50

4

1.00

0.50

3/7/2005 8/21/2005 2/4/2006 7/21/2006 1/4/2007 6/20/2007 12/4/2007 5/15/08

Life Insurance (a)

1st Quartile 2nd Quartile 3rd Quartile 4th Quartile

NFS Peer Group Median NFS multiple as of 3/7/08 Peer group median multiple as of 3/7/08

Source: FactSet (5/15/08).

(a) Includes Ameriprise, Genworth, Lincoln, Manulife, Metlife, Principal, Protective, Prudential, Sun Life and Torchmark. 5/18/20

LAZARD

Nationwide Financial

III Market Perspectives

Summary of NFS Analyst Estimates and Recommendations – Pre-Offer

SELECTED ANALYST PRICE TARGETS DETAIL

Upside vs. Report

Broker Rating Price Target Unaffected Offer Price Date

Fox-Pitt Kelton Hold $ 51.00 34% 8% 3/4/08

Citigroup Buy 50.00 32% 6% 2/25/08

Keefe, Bruyette & Woods Hold 46.00 21%(3%) 2/11/08

Bank of America Hold 47.00 24%(0%) 2/8/08

Credit Suisse Hold 48.00 27% 2% 2/8/08

Deutsche Bank Hold 49.00 29% 4% 2/8/08

Lehman Brothers Hold 53.00 40% 12% 2/8/08

Morgan Stanley Hold 48.00 27% 2% 2/8/08

Sanford Bernstein Hold 56.00 48% 19% 2/8/08

UBS Hold 48.00 27% 2% 2/8/08

Wachovia Hold 43.50 15%(8%) 2/8/08

CONSENSUS Mean $ 49.05 29% 4% 1

STATISTICS Median 48.00 27% 2%

NFS Share Price (3/7/08) $ 37.93

Offer Price 47.20

RECOMMENDATION SUMMARY

Buy 9%

2

Hold 91%

11 Recommendations

Source: Bloomberg, equity research and FactSet (3/7/08).

CONSENSUS RATING TRENDS

Rating Price

5$ 70

4 60

3 50

2 40

1 30 7 Mar 05 12 Oct 05 19 May 06 24 Dec 06 5/18/20 31 Jul 07 7 Mar 08 Rating Consensus Share Price 08 12:36:22

5=Buy 3=Hold 1=Sell

LAZARD

Nationwide Financial

III Market Perspectives

Analyst Perspectives on Business Strengths

“In our view, there is still work to be done, but we believe NFS’s turnaround and ROE expansion toward 13%, although measured, appears to be achievable.”

Bank of America (5/8/08)

“[D]espite the difficult market environment and the resulting impact on revenues, earnings in NFS’ operating statements were still roughly in-line with our estimates. In addition, the company maintained its full-year margin guidance for its respective business segments.”

Sanford Bernstein (5/8/08)

“On our numbers, NFS’ ROE seems poised to increase to 13% by year end 2009. helped by: Improving variable annuity sales and netflows. Solid 401(k) deposit growth . strenghtening individal life insurance sales. attractive and accretive 14-16% and 30-40% longer-term returns in NFS’ retail bank and mutual fund intitatives. [and] deployment of $800-$900 million in excess capital.”

UBS (4/8/08)

“Few companies within U.S. Life sector possess growth potential of NFS -The combination of its very strong group retirement, re-building variable annuity, and recovering life insurance operations provide an exceptionally strong earnings platform and one of the industry’s most desirable franchises. While NFS has struggled for several years, CEO Mark Thresher, has finally gotten it to turn the corner with 4Q07’s results the best we have seen in quite some time. we remain attracted to the company because of its solid foundation in business lines such as group pension and variable annuities that offer above average growth potential.”

Citigroup (3/10/08)

“Initiatives on both the life and retirement plan side, combined with better sales levels in VA, suggests a continuing to improve franchise and growth prospects. Despite equity market exposure given business mix, at only a slight premium to book value with significant capital management initiatives, we consider the shares inexpensive in a beaten down sector and a good long term ROE expansion story.”

Fox-Pitt Kelton (3/4/08)

“Expense control was excellent. The ratio of general operating expenses to average account values was 30 bps this year compared with 50 bps last year; the comparable figures for retirement plans were 33 bps, down from 44 bps last year; and in life insurance the ratio of operating expenses to revenue fell to 18.4% in this year’s December quarter from 22.1% in last year’s December quarter.”

Lehman Brothers (2/8/08)

5/18/20

LAZARD

Nationwide Financial

III Market Perspectives

Analyst Perspectives on Business Challenges

“We believe the company’s attempt to improve its returns and sales will ultimately be successful. However, we think the company’s turnaround will take longer than anticipated to accomplish.”

Wachovia (5/8/08)

“Our fundamental view remains cautious. We expect capital deployment to lift returns over time, but the weak equity market and lower retirement/annuity spreads present near-term challenges. Also, we forecast VA flows to remain negative through 2008.”

JPMorgan (5/8/08)

“Prior to the recent takover announcement, NFS shares had languished as the company worked towards operational and return improvements in the face of short-term shareholder interests, overhang of mutual parent owndership, and tough equity market conditions.”

UBS(4/10/08)

“NFS remains a show me story given its mixed track record in terms of execution. Based on our current forecast, we do not expect the company will achieve its 13% ROE target by 2009.”

Bernstein (3/10/08)

“The 4Q07 was the 18th consecutive quarter with negative VA net flows, and we expect break even fund flows for at least the next couple of years. Deposits and surrenders in 401(k) were disappointing, leading to a rare net fund outflow (-1.4% of beginning assets on an annualized basis) in Private Sector Plans.”

Merrill Lynch (2/22/08)

“For more than a year now the company has been struggling with anemic flows in its flagship individual-annuity and retirement-plans businesses - certainly the flows have been uneven. It has also been reporting poor sales in another big business, individual life insurance business. In short, virtually any improvement off of this low base would be a welcome departure.”

Lehman Brothers (2/8/08)

LAZARD

Nationwide Financial

III Market Perspectives

Rating Agency Perspectives

POSITIVES CONCERNS

Insurance subsidiaries positioned among the leading providers of Challenges to improve overall business execution in retail life and retirement savings and life insurance protection solutions regain variable annuity market share levels from earlier in the decade

S&P Extensive relationships with multiple distribution channels Inherent earnings volatility resulting from significant exposure to equity

RATING AA- market-linked asset-based fee income, primarily related to variable

(NEGATIVE Strong fixed-charge coverage and leverage

annuities

WATCH) Strong enterprise risk management

Very strong capital adequacy at the operating companies and good

(13 Dec 07)

liquidity

Established position in the annuity and pension markets, strong brand Increasing focus on highly competitive, lower-margin asset recognition accumulation projects, which increase exposure to spread compression

MOODY’S Diversified distribution channels Persistent net outflows in the fixed and variable annuity business,

RATING Aa3 Conservative balance sheet with excellent capitalization causing pressure on earnings

(STABLE) Moderate financial leverage/fixed charges and sizable double leverage

High quality bond portfolio, albeit with relatively high exposure to commercial mortgages put pressure on earnings and capital formation

(10 Mar 08, 15 Jan 08)

Extensive brand recognition and established position in multiple Significant allocation to commercial mortgages, private placement product lines bonds and mortgage-backed securities, somewhat limiting liquidity

A.M. BEST

Diversified business mix which has consistently generated solid GAAP Continuing negative net flows in variable and fixed annuity lines

RATING A+

operating revenues and pre-tax operating earnings

(STABLE)

Maintains moderate financial leverage and coverage ratios

Strong growth in total account values within retirement plans segment(11 Mar 08)

LAZARD

Nationwide Financial

III Market Perspectives

Class A Shareholder Ownership as of April 29, 2008

Class A shares represent 33.7% of the equity ownership, and 4.8% of the voting power, of NFS

TOP INSTITUTIONAL SHAREHOLDERS

Rank Holder Name # Shares% O/S

1 Renaissance Technologies Corp. 3,595,000 7.8%

2 LSV Asset Management 2,403,000 5.2

3 Vanguard Group, Inc. 1,334,000 2.9

4 Fidelity Management & Research 1,290,000 2.8

5 State Street Global Advisors 869,000 1.9

6 Barclays Global Investors 829,000 1.8

7 Charles Schwab Investment Management 612,000 1.3

8 California Public Employees Retirement System 585,000 1.3

9 Dimensional Fund Advisors Inc. 576,000 1.3

10 Westchester Capital Management Inc. 521,000 1.1

11 AQR Capital Management, L.L.C. 505,000 1.1

12 TIAA-CREF Investment Management, L.L.C. 491,000 1.1

13 Morgan Stanley & Company 379,000 0.8

14 UBS Warburg LLC 299,000 0.6

15 PowerShares Capital Management, L.L.C. 294,000 0.6

16 Caxton Associates, L.L.C. 280,000 0.6

17 Scoggin Capital, L.L.C. 265,000 0.6

18 Goldman Sachs Asset Management 255,000 0.6

19 Highbridge Capital Management, LLC 252,000 0.5

20 First Trust Advisors, L.P. 225,000 0.5

Top 20 Institutions 15,859,000 34.5%

Total Institutitonal 23,837,914 51.8

Source: Company management.

Note: Hedge funds are highlighted in grey.

BREAKDOWN OF CURRENT OWNERSHIP

Insiders 1%

Retail

Institutions 47% 52%

LAZARD

Nationwide Financial

IV Preliminary Valuation

LAZARD

Nationwide Financial

IV Preliminary Valuation

Overview

Summary valuation based upon:

Publicly available information

Information provided by NFS management

Discussions with NFS management

The following primary analyses have been performed:

Comparable public market trading analysis

Precedent transaction analysis

Premiums paid were also reviewed

Control premiums in recent selected life insurance transactions

Selected cash minority buy-in transactions

A supplemental cash flow analysis prepared in part by Milliman and in part by Lazard is shown in Section V

LAZARD

Nationwide Financial

IV Preliminary Valuation

Financial Projections – Summary

($ in millions, except per share data)

Management has indicated that the financial projections of NFS are generally reviewed in detail with the NFS Board of Directors and shared with the Nationwide Mutual Board

The projections for 2009E and 2010E shown below were updated by management as of May 14; management intends to provide these updated projections to Nationwide Mutual

2006A 2007A 2008E 2009E 2010E

Operating Revenue $ 4,563.1 $ 4,681.7 $ 4,506.1 $ 4,766.3 $ 5,199.7

Pre-Tax Operating Income 789.8 860.7(a) 794.4 907.3 999.6

Net Operating Earnings 608.1(b) 655.2(c) 619.9 699.3 766.8

Net Operating EPS $ 4.04 $ 4.57 $ 4.49 $ 5.21 $ 5.89

Key Metrics

Operating Revenue Growth 3.8% 2.6%(3.7%) 5.8% 9.1%

Pre-Tax Margin 17.3% 18.4% 17.6% 19.0% 19.2%

Operating ROAE 11.3% 11.9% 11.3% 12.4% 13.2%

Source: Management projections.

(a) Includes net pre-tax benefit of $67.5mm in 2007 ( $43.9mm after tax, adjusted for an assumed tax rate of 35%) from unusual items.

(b) Excludes the impact of tax related adjustments of $113.1mm.

(c) Excludes the impact of tax related adjustments of $6.4mm. 5/18/20

LAZARD

Nationwide Financial

IV Preliminary Valuation

Financial Projections – Change in Management Forecast

($ in millions, except per share data)

January 2008 Forecast April 2008 Update May 2008 Update

2008E 2009E 2010E 2008E 2009E 2010E 2008E 2009E 2010E

Operating Revenue $ 4,721.1 $ 5,042.9 $ 5,409.3 $ 4,468.3 $ 4,717.8 $ 5,152.6 $ 4,506.1 $ 4,766.3 $ 5,199.7

Pre-Tax Operating Income $ 843.3 $ 942.8 $ 1,031.5 $ 787.3(a) $ 839.0 $ 945.9 $ 794.4 $ 907.3 $ 999.6

Net Operating Earnings 650.9 722.7 790.1 615.2 655.0 731.9 619.9 699.3 766.8

Net Operating EPS $ 4.73 $ 5.38 $ 6.01 $ 4.46 $ 4.91 $ 5.70 $ 4.49 $ 5.21 $ 5.89

Net Operating EPS Change — — —(5.6%)(8.7%)(5.2%) 0.7% 6.1% 3.3%

Key Metrics

Operating Revenue Growth 0.8% 6.8% 7.3%(4.6%) 5.6% 9.2%(3.7%) 5.8% 9.1%

Pre-Tax Margin 17.9% 18.7% 19.1% 17.6% 17.8% 18.4% 17.6% 19.0% 19.2%

Operating ROAE 11.8% 12.6% 13.2% 11.3% 11.8% 12.8% 11.3% 12.4% 13.2%

ROAE Change — — —(0.5%)(0.8%)(0.4%) 0.1% 0.7% 0.4%

Source: Management projections.

(a) Includes pre-tax expense reduction target of $30.0mm.

LAZARD

Nationwide Financial
IV PRELIMINARY VALUATION

Financial Projections – Analyst Forecasts

($ in millions, except per share data)

Analysts who have adjusted 2008E estimates for first quarter results have generally not revised estimates for the remaining quarters of 2008E or 2009E

NET OPERATING EPS

Broker	Date	2008E	2009E
Updated/Confirmed Since 1Q Release:			
Raymond James & Associates	5/13/08	$4.45	$5.20
Citigroup	5/11/08	4.65	5.35
Wachovia	5/8/08	4.52	5.25
UBS	5/8/08	4.61	5.41
Deutsche Bank	5/8/08	4.40	5.20
Bank of America	5/8/08	4.32	5.00
JPMorgan	5/8/08	4.42	5.19
Sanford Bernstein	5/8/08	4.55	5.40
KBW	5/8/08	4.40	4.95
UPDATED CONSENSUS	High	$4.65	$5.41
	Mean	4.48	5.22
	Median	4.45	5.20
	Low	4.32	4.95
Additional Analysts in IBES Consensus:			
Fox-Pitt Cochran Caronia	2/26/08	$4.53	$5.22
Dowling & Partners	2/14/08	4.65	5.25
Morgan Stanley	2/12/08	4.70	5.15
Langen McAlenney	2/8/08	4.65	5.00
Argus Research Company	11/8/07	4.85	5.25
Lehman Brothers	11/2/07	4.90	--
IBES CONSENSUS	High	$4.90	$5.41
	Mean	4.57	5.20
	Median	4.55	5.21
	Low	4.32	4.95

OPERATING ROAE

Broker	Date	2008E	2009E
Updated/Confirmed Since 1Q Release:			
UBS	5/8/08	11.5%	12.6%
Bank of America	5/8/08	11.4%	13.2%
Credit Suisse	5/8/08	11.7%	--
KBW	5/8/08	11.3%	12.5%
Sanford Bernstein	5/8/08	11.2%	12.4%
UPDATED CONSENSUS	High	11.7%	13.2%
	Mean	11.4%	12.7%
	Median	11.4%	12.5%
	Low	11.2%	12.4%
Additional Analysts in IBES Consensus:			
Fox-Pitt Cochran Caronia	4/15/08	11.6%	12.8%
Deutsche Bank	3/10/08	12.0%	--
Morgan Stanley	2/12/08	11.9%	13.0%
IBES CONSENSUS	High	12.0%	13.2%
	Mean	11.6%	12.8%
	Median	11.6%	12.7%
	Low	11.2%	12.4%

26 LAZARD

Nationwide Financial

IV Preliminary Valuation

Financial Projections – Management vs. Analyst Forecasts

NET OPERATING EPS( a ) OPERATING ROAE( a ) $5.50 13.5%

$5.21

12.4%

12.5

5.00

11.5 11.3%

$4.49

4.50

10.5

4.00 9.5

2008E 2009E 2008E 2009E

# of

9 9 5 4

Estimates

Management Estimate Analyst Low (b) Analyst Median (b) Analyst High (b)

Source: Factset (5/15/08) and management.

Note: 2010E not shown given limited analyst forecasts.

(a) 2008E Management estimate includes $30.0mm of pre-tax expense reduction target.

(b) Based on analysts that have updated or confirmed estimates since first quarter earnings release. 5/18/20

LAZARD

Nationwide Financial

IV Preliminary Valuation

Preliminary Valuation Summary

A supplemental cash flow analysis prepared in part by Milliman and in part by Lazard is shown in Section V

PER SHARE EQUITY VALUATION

Comparable Company $44.50 $47.00 Public Market

Precedent $56.25 $65.00

Transactions

Comparable Company

Public Market $51.18 $58.75 + 15 to 25% Control Premium

Minority Buy-in $50.00 $57.00 Premiums

52-Week $37.93 $64.59

Range

Analyst Forecasted $56.00 $48.00

Transaction Value

$35$ 40 $45 $50 $55 $60 $65

5/18/20

Nationwide Mutual Offer Price:

08

28$ 47.20 per share

12:36:22

LAZARD

Nationwide Financial

IV Preliminary Valuation

NFS Summary Valuation

($ in millions, except per share data)

NFS Comparable Range Relevant Range Per Share Equity Value

Statistic Low High Low High Low High

I. PUBLIC MARKET VALUATION:

a) Analyst Estimates:

2008E P/E $ 4.45(a) 9.9x - 14.2x 10.0x - 10.5x $ 44.50 - $ 46.73

2009E P/E 5.20(a) 7.0 - 12.3 8.5x - 9.0x 44.20 - 46.80

Price/Adjusted Book Value per Share $ 39.06 0.80x - 2.18x 1.20x - 1.20x $ 46.92 - $ 46.92

Selected Valuation Range $ 44.50 - $ 47.00

b) Management Estimates:

2008E P/E $ 4.49 9.9x - 14.2x 10.0x - 10.5x $ 44.92 - $ 47.16

2009E P/E 5.21 7.0 - 12.3 8.5 - 9.0 44.29 - 46.90

Price/Adjusted Book Value per Share $ 39.06 0.80x - 2.18x 1.19x - 1.19x $ 46.35 - $ 46.64

Selected Valuation Range $ 44.50 - $ 47.00

II. PRECEDENT TRANSACTIONS:

LTM P/E (1Q 2008) $ 4.32(b) 12.6x - 15.2x 13.0x - 15.0x $ 56.20 - $ 64.85

FY1 P/E (Management) 4.49 12.1 - 13.8 12.5 - 13.5 56.15 - 60.64

Price/Adjusted Book Value (3/31/2008) $ 5,382.3 0.77x- 2.25x 1.55x - 1.80x $ 59.84 - $ 69.28

Selected Valuation Range $ 56.25 - $ 65.00

(a) Based on analysts that have updated or confirmed estimates since first quarter earnings release. (b) Excludes net after-tax benefit of $37.3mm in 2007 from unusual items.

LAZARD

Nationwide Financial

IV Preliminary Valuation

Analysis at Various Prices

($ in millions, except per share amounts)

Nationwide Illustrative Public Minority

NFS Precedent

Mutual NFS Trading Buy-In

Statistic Transactions (b)

Offer Share Price Comparables (a) Premiums (c)

Per Share $ 47.20 $ 48.00 $ 50.00 $ 52.00 $ 54.00 $ 56.00 $ 58.00 $ 60.00 Financial All

Aggregate Equity Value $ 6,547 $ 6,660 $ 6,944 $ 7,227 $ 7,511 $ 7,795 $ 8,080 $ 8,365 Mean Median Mean Median Services Transactions

Price as a Multiple of:

Operating EPS:

LTM (1Q 2008) (d) $ 4.32 10.9x 11.1x 11.6x 12.0x 12.5x 13.0x 13.4x 13.9x — — 13.9x 13.4x — —

2008E (Analyst Median) (e) 4.45 10.6 10.8 11.2 11.7 12.1 12.6 13.0 13.5 11.4x 10.8x 13.1 13.3 — —

2008E (Management) 4.49 10.5 10.7 11.1 11.6 12.0 12.5 12.9 13.4 11.4 10.8 13.1 13.3 — —

2009E (Analyst Median) (e) 5.20 9.1 9.2 9.6 10.0 10.4 10.8 11.2 11.5 9.9 9.6 — — — —

2009E (Management) 5.21 9.1 9.2 9.6 10.0 10.4 10.7 11.1 11.5 9.9 9.6 — — — —

Book Value (12/31/07):

Reported $ 5,004 1.31x 1.33x 1.39x 1.44x 1.50x 1.56x 1.61x 1.67x 1.62x 1.54x 1.37x 1.32x — —

Adjusted (f) $ 5,382 1.22 1.24 1.29 1.34 1.40 1.45 1.50 1.55 1.50 1.45 1.52 1.61 — —

Premium to Unaffected Price:

1-Day Share Price (3/7/08) $ 37.93 24% 27% 32% 37% 42% 48% 53% 58% — — — — 25% 27%

1-Week Share Price (2/29/08) 41.25 14% 16% 21% 26% 31% 36% 41% 45% — — — — 39% 37%

1-Week Average Share Price 39.87 18% 20% 25% 30% 35% 40% 45% 51% — — — — — —

4-Week Share Price (2/8/08) 42.05 12% 14% 19% 24% 28% 33% 38% 43% — — — — 33% 35%

4-Week Average Share Price 41.95 13% 14% 19% 24% 29% 33% 38% 43% — — — — — —

26-Week High (10/12/07) 55.04(14%)(13%)(9%)(6%)(2%) 2% 5% 9% — — — — — —

52-Week High (6/19/07) 64.59(27%)(26%)(23%)(19%)(16%)(13%)(10%)(7%) — — — — — —

Memo:

Equity Value to Class A Shares $2,215 $ 2,255 $ 2,355 $ 2,455 $ 2,555 $ 2,656 $ 2,757 $ 2,859

Source: FactSet (5/15/08) and company filings.

(a) Includes Ameriprise, Genworth, Lincoln, Manulife, MetLife, Principal, Protective Life, Prudential, Sun Life and Torchmark. (b) Includes selected transactions since 2002.

(c) Includes pending and completed minority buy-ins with U.S. targets and offer values greater than $50 mm. 100% cash transactions only. (d) Excludes net after-tax benefit of $37.3mm in 2007 from unusual items.

(e) Based on analysts that have updated or confirmed estimates since first quarter earnings release. (f) Excludes accumulated other comprehensive income.

LAZARD

Nationwide Financial

IV PRELIMINARY VALUATION

Public Market Trading Analysis

($ in millions, except per share data)

	Share Price	FD Equity Mkt. Cap.	Float	Share Price as a Multiple of: Estimated EPS (a) 2008E	2009E	Adj. Book Value (b)	2008E ROAE	Adj. Debt/ Capital (c)	RBC Ratio (d)	Growth: IBES LTGR	2008E - 2009E EPS
Manulife	$39.19	$59,096	$58,755	13.4x	11.9x	2.03x	17.8%	17.7%	439%	12.0%	12.8%
MetLife	62.30	45,020	28,212	10.0	9.1	1.38	13.4%	23.3%	383%	10.0%	10.5%
Prudential	76.46	33,834	33,437	10.1	8.6	1.54	15.1%	35.3%	551%	14.3%	17.5%
Sun Life	48.16	27,158	27,155	11.8	10.5	1.45	14.0%	19.8%	358%	8.0%	12.4%
Principal	56.06	14,648	14,455	14.2	12.3	2.18	14.9%	19.6%	376%	12.0%	14.9%
Lincoln	54.70	14,283	14,391	9.9	8.6	1.24	12.4%	22.8%	475%	11.1%	15.0%
Ameriprise	50.65	11,409	11,452	13.3	11.3	1.45	11.5%	16.5%	683%	11.0%	18.1%
Genworth	23.53	10,261	10,155	10.0	7.0	0.80	8.0%	22.0%	385%	10.0%	42.6%
Torchmark	64.24	5,951	5,754	10.8	10.0	1.74	15.7%	21.5%	283%	9.0%	8.8%
Protective	41.85	2,937	2,923	10.7	9.3	1.15	10.9%	23.9%	465%	9.0%	15.4%
High				14.2x	12.3x	2.18x	17.8%	35.3%	683%	14.3%	42.6%
Mean				11.4	9.9	1.50	13.4%	22.2%	440%	10.6%	16.8%
Median				10.8	9.6	1.45	13.7%	21.7%	412%	10.5%	14.9%
Low				9.9	7.0	0.80	8.0%	16.5%	283%	8.0%	8.8%
NPS:											
Pre-Offer (3/7/08)	$37.93	$5,270	$1,781 (e)	8.0x	7.2x	0.97x	11.8%	21.3%	563%	8.6%	10.0%
Current (5/15/08)	51.00	7,074	2,337 (e)	11.5 (f)	9.8 (f)	1.31	11.4% (f)	22.1%	563%	9.3%	16.9% (f)

Source: FactSet (5/15/08), and company filings

(a) Based on IBES median estimates.
(b) Adjusted to exclude accumulated other comprehensive income.
(c) Calculated based on Moody's hybrid security rating guidelines
(d) Based on company action level. Data as of 12/31/07.
(e) Reflects class A shares.
(f) Based on analysts that have updated or confirmed estimates since first quarter earnings release.

31 LAZARD

Nationwide Financial

IV Preliminary Valuation

Price/Adjusted Book Value vs. 2008E ROAE – Pre-Offer

($ in millions, except per share amounts)

PRE-OFFER (AS OF 3/7/2008)

Adj. P/B (a)

2.5x y = 0.3466e9.8221x R2 = 0.7777

Principal

2.0

Manulife

Implied NFS (IBES Est.) Torchmark (11.8%, 1.10x) Implied Share Price: $43.11

1.5 Ameriprise Sun Life MetLife Prudential

Lincoln Protective 1.0 NFS

NFS Actual (11.8%, 0.97x) Actual Share Price: $37.93 Genworth Discount to Implied Share Price: 12%

0.5

5% 10% 15% 20%

2008E ROAE

Source: FactSet (3/7/08) and company filings.

(a) Adjusted to exclude accumulated other comprehensive income.

LAZARD

Nationwide Financial

IV Preliminary Valuation

Current Price/Adjusted Book Value vs. ROAE

($ in millions, except per share amounts)

PRICE/ADJUSTED BOOK VALUE VS. 2008E ROAE

Adj. P/B (a)

2.5x y = 0.4123e9.3817x R2 = 0.815

Principal

2.0

Manulife

Implied NFS

(Analyst Est.(b)) Torchmark (11.4%, 1.20x) Implied Share Price:

Ameriprise Prudential

1.5 $46.92

Sun Life MetLife

Lincoln Protective

1.0

Implied NFS (Mgmt Est.) Genworth(11.3%, 1.19x) Implied Share Price: $46.64

0.5

5% 10% 15% 20%

2008E ROAE

Source: FactSet (5/15/08) and company filings.

Note: Management estimate for 2008E ROAE excludes pre-tax annual run-rate target of $27.0mm. (a) Adjusted to exclude accumulated other comprehensive income.

(b) Based on analysts that have updated or confirmed estimates since first quarter earnings release.

PRICE/ADJUSTED BOOK VALUE VS. 2009E ROAE

Adj. P/B (a)

2.5x y = 0.3662e9.4736x R2 = 0.7083

Principal

Implied NFS

Manulife

(Analyst Est.(b)) 2.0(12.5%, 1.20x) Implied Share Price: $46.92

Torchmark

Prudential 1.5 Ameriprise Sun Life MetLife

Protective Lincoln

1.0

Genworth

Implied NFS (Mgmt Est.) (12.4%, 1.19x) Implied Share Price: $46.35

0.5

8% 12% 16% 20% 24%

2009E ROAE

LAZARD

Nationwide Financial

IV PRELIMINARY VALUATION

Selected Precedent Life Transactions

($ in millions)

Announce Date	Acquiror	Target	% Acquired	Equity Value (b)	Price/Book Reported	Price/Book Adjusted (c)	Price/Earnings LTM (d)	Price/Earnings FY1 (e)	Premium to Unaffected Share Price 1-Day	Premium to Unaffected Share Price 1-Week	Premium to Unaffected Share Price 1-Month
5/17/07 (a)	**American Financial**	**Great American Resources**	**19%**	**$1,194**	**1.08x**	**1.12x**	**15.2x**	**13.1x**	**13%**	**15%**	**12%**
7/12/06	Aviva	AmerUs	100%	2,916	1.93	1.79	14.9	13.8	17%	30%	18%
10/9/05	Lincoln National	Jefferson-Pilot	100%	7,510	1.85	2.25	13.4	13.5	9%	8%	11%
1/31/05	MetLife	Travelers Life & Annuity Co.	100%	11,500	1.28	1.54	13.2	NA	NA	NA	NA
9/28/03	Manulife	John Hancock	100%	10,951	1.37	1.68	12.6	12.1	19%	22%	25%
9/17/03	AXA	MONY	100%	1,508	0.74	0.77	NM	NM	6%	8%	9%
8/8/01	Nationwide Financial	Provident Mutual Life	100%	1,555	1.35	1.41	NA	NA	NA	NA	NA
5/11/01	AIG	American General Corporation	100%	23,622	2.75	2.85	17.4	15.9	20% (f)	16% (f)	19% (f)
10/18/00 (a)	**AXA Group**	**AXA Financial**	**40%**	**24,422**	**3.82**	**3.65**	**26.2**	**18.2**	**5%**	**9%**	**42%**
5/1/00	ING	ReliaStar	100%	5,018	2.54	2.37	18.2	15.4	75%	88%	68%
5/18/00 (a)	**Hartford**	**Hartford Life**	**19%**	**7,089**	**2.88**	**2.54**	**13.9**	**13.3**	**19%**	**40%**	**43%**
2/18/99	Aegon	Transamerica	100%	9,715	1.70	2.58	21.5	19.4	35%	46%	40%
8/20/98	AIG	SunAmerica Inc.	100%	18,820	5.05	5.43	35.2	33.3	26%	37%	28%

Since 2002:

	Price/Book Reported	Price/Book Adjusted	Price/Earnings LTM	Price/Earnings FY1	1-Day	1-Week	1-Month
High	1.93x	2.25x	15.2x	13.8x	19%	30%	25%
Mean	1.37	1.52	13.9	13.1	13%	16%	15%
Median	1.32	1.61	13.4	13.3	13%	15%	12%
Low	0.74	0.77	12.6	12.1	6%	8%	9%

All Transactions:

	Price/Book Reported	Price/Book Adjusted	Price/Earnings LTM	Price/Earnings FY1	1-Day	1-Week	1-Month
High	5.05x	5.43x	35.2x	33.3x	75%	88%	68%
Mean	2.18	2.31	18.3	16.8	22%	29%	29%
Median	1.85	2.25	15.2	14.6	19%	22%	25%
Low	0.74	0.77	12.6	12.1	5%	8%	9%

Source: FactSet and company filings
Note: Minority buy-in transactions shown in bold.
(a) Announcement date of final offer.
(b) Fully diluted equity value assuming acquisition of 100% of target.
(c) Excludes accumulated other comprehensive income.
(d) Excludes net realized investment gains/losses and non-recurring charges. Assumes 35% tax rate for adjustments when no disclosure is available.
(e) Based on IBES median estimates, except for American Financial/Great American Resources, which is based on management plan.
(f) Prudential PLC made an offer to acquire American General on 3/12/01. The unaffected share prices are measured from 3/9/01.

34 LAZARD

Nationwide Financial

IV Preliminary Valuation

Summary Minority Buy-In Premiums

Key assumptions for precedents include:

Pending and completed transactions announced since January 1, 1998

Minority buy-in transactions (U.S. public targets) with offer value in excess of $50 million

100% cash consideration

At least 51% held at announcement and 100% ownership after transaction

SUMMARY MINORITY BUY-IN PREMIUMS

Number of 1-Day 1-Week 4-Week

Transactions Mean Median Mean Median Mean Median

FINANCIAL

14 35% 25% 38% 40% 36% 34%

SERVICES

ALL OTHER

44 40% 28% 42% 34% 49% 37%

INDUSTRIES

TOTAL 58 39% 28% 41% 37% 46% 36%

Implied Equity Value Per Share

1-Day 1-Week 4-Week

Premium to Unaffected NFS Share Price:

25% $ 47.41 $ 51.56 $ 52.56

30% 49.31 53.63 54.67

35% 51.21 55.69 56.77

40% 53.10 57.75 58.87

Source: SDC (5/16/08). 5/18/20

LAZARD

Nationwide Financial

V Supplemental Cash Flow Valuation

LAZARD

Nationwide Financial

V Supplemental Cash Flow Valuation

Supplemental Cash Flow Valuation Summary

($ in millions, except per share amounts)

x x

Low Midpoint High

Actuarial Analysis:

Milliman Valuation Range (a) $ 7,801.3 $ 8,502.0 $ 9,323.3

Discounted Cash Flows:

Nationwide Funds 395.7 431.8 470.4

Nationwide Bank 116.0 178.0 253.0

Balance Sheet Based:

Other Non-Life Entities 286.2 286.2 286.2

Implied Enterprise Value $ 8,599.2 $ 9,398.0 $ 10,333.0

Less: Market Value of Corporate Debt(1,424.5)(1,424.5)(1,424.5)

Less: 1H 2008 After-Tax Corporate Interest(30.2)(30.2)(30.2)

Less: 1H 2008 Shareholders’ Dividends(76.1)(76.1)(76.1)

Implied Equity Value $ 7,068.5 $ 7,867.2 $ 8,802.2

Implied Equity Value per Share $ 50.88 $ 56.50 $ 63.07

x x

(a) Amounts set forth in the presentation, dated May 19, 2008 (the “Milliman Report”), prepared for the Special Committee by Milliman covering the businesses described therein (the “Covered Businesses”). The Special Committee requested Lazard to utilize the Milliman Report in order to prepare this Supplemental Cash Flow Valuation Summary. In so doing, Lazard used the valuation range for the Covered Businesses from the Milliman Report and its own valuations for the Company’s Funds, Bank and Other Non-Life Entities, as applicable, for purposes hereof. In including information from the Milliman Report in this Supplemental Cash Flow Valuation Summary, Lazard is relying on the accuracy and completeness of such information and does not assume responsibility for any of such information or for any independent verification thereof. 5/18/20

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Nationwide Financial

V Supplemental Cash Flow Valuation

Nationwide Funds – Discounted Cash Flow Analysis

($ in millions)

Net income projections based on management plan

Assumed 5% of net income retained as working capital

Projected Cash Flows

For the Fiscal Year Ended

2H 2008E 2009E 2010E 2011E 2012E

Unlevered Net Income $ 13.8 $ 28.3 $ 30.7 $ 33.2 $ 35.9

Less: Retained Capital(0.7)(1.4)(1.5)(1.7)(1.8)

Free Cash Flows $ 13.1 $ 26.9 $ 29.2 $ 31.5 $ 34.1

Implied Value

Discount P/E Exit Multiple

Rate 14.0x 15.0x 16.0x

. . .

10.0% $ 423.7 $ 447.0 $ 470.4

11.0% 409.4 431.8 454.2

12.0% 395.7 417.2 438.8

Implied 2008E P/E Implied Perpetuity Growth Rate

Discount P/E Exit Multiple P/E Exit Multiple

Rate 14.0x 15.0x 16.0x 14.0x 15.0x 16.0x

10.0% 15.4x 16.2x 17.1x 2.7% 3.1% 3.5%

11.0% 14.8 15.7 16.5 3.6% 4.1% 4.5%

12.0% 14.4 15.1 15.9 4.5% 5.0% 5.4%

Source: Company Information.

Note: Cash flows discounted to 6/30/08. Implied value includes free cash flow for first half of 2008E.

LAZARD

Nationwide Financial

V Supplemental Cash Flow Valuation

Publicly Traded Mutual Fund Managers

($ in millions)

12/31/07 Market Calendarized P/E

Company AUM Cap. 2008E 2009E LTGR

Franklin Resources $ 643,700 $ 24,703 14.3x 12.8x 12.0%

T. Rowe Price 400,000 17,257 25.7 21.9 13.5%

Invesco 500,100 12,454 16.6 13.7 12.0%

Eaton Vance 152,909 5,145 21.7 18.6 16.0%

Janus 206,700 4,855 24.2 19.1 10.0%

Federated Investors 301,616 3,759 14.8 13.4 10.5%

Waddell & Reed 64,868 2,952 20.5 15.6 13.2%

Calamos 46,208 1,901 21.7 15.0 14.0%

GAMCO 31,013 1,438 22.6 18.9 8.8%

High 25.7x 21.9x 16.0%

Mean 20.2 16.6 12.2%

Median 21.7 15.6 12.0%

Low 14.3 12.8 8.8%

Nationwide Funds $30,171 — — — 8.0%

Source: Factset (5/15/08) and company filings.

LAZARD

Nationwide Financial

V Supplemental Cash Flow Valuation

Weighted Average Cost of Capital Analysis – Mutual Funds

Levered Cost of Debt/ Debt/ Unlevered

Public Comparables Beta Equity Mkt. Cap. Total Cap. Beta

Franklin Resources 1.57 11.9% 0.6% 0.6% 1.57

T. Rowe Price 1.61 12.1% 0.0% 0.0% 1.61

Invesco 1.68 12.4% 10.2% 9.3% 1.58

Eaton Vance 1.73 12.7% 9.7% 8.9% 1.63

Janus 1.96 13.9% 23.2% 18.9% 1.72

Federated Investors 1.66 12.3% 1.4% 1.4% 1.65

Waddell & Reed 1.70 12.5% 6.8% 6.3% 1.63

Calamos 1.83 13.2% 27.6% 21.6% 1.57

GAMCO 1.50 11.5% 10.4% 9.4% 1.41

Mean 1.69 12.5% 10.0% 8.5% 1.60

Median 1.68 12.4% 9.7% 8.9% 1.61

Debt/ Debt/ Relevered Cost of

Total Cap. Equity Beta Equity WACC Assumptions

0% 0% 1.61 12.1% 12.1% Risk Free Rate (U.S. 10-Year Note as of 5/15/08) 3.9%

5% 5% 1.66 12.3% 11.9% Market Risk Premium 5.1%(a)

10% 11% 1.71 12.6% 11.7% Cost of Debt 6.5%

15% 18% 1.77 12.9% 11.6% Marginal Tax Rate 40.0%

20% 25% 1.85 13.3% 11.4% Definitions

25% 33% 1.93 13.7% 11.2% Debt: Financial Debt

30% 43% 2.02 14.2% 11.1% Total Capital: Debt (Book Value) + Equity (Market Capitalization)

Levered Beta: Barra’s predicted beta (4/30/08) x

(a) Source: Ibbotson Associates. Based on geometric mean.

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Nationwide Financial
V SUPPLEMENTAL CASH FLOW VALUATION

Nationwide Bank – Discounted Cash Flow Analysis

($ in millions)

- Projections based on management plan and long-term trending
- Assumes year 20 valuation equal to book value ($2.7 billion)

	Projected Cash Flows									
	For the Fiscal Year Ended									
	2H 2008E	2009E	2010E	2011E	2012E	2013E	2014E	2015E	2016E	2017E
Net Income	$3.0	$10.1	$14.0	$23.3	$38.7	$55.5	$72.0	$88.3	$104.5	$122.0
Less: Required Capital	(2.2)	(68.4)	(76.4)	(117.3)	(151.8)	(129.1)	(90.7)	(77.5)	(85.2)	(93.8)
Free Cash Flows	**$0.8**	**($58.4)**	**($62.4)**	**($94.0)**	**($113.1)**	**($73.6)**	**($18.6)**	**$10.8**	**$19.2**	**$28.2**
Key Operating Metrics										
Net Income Growth	102.6%	230.9%	39.1%	66.7%	65.9%	43.5%	29.7%	22.6%	18.3%	16.8%
ROAE	4.2%	5.5%	5.5%	6.6%	8.0%	8.9%	9.8%	10.8%	11.6%	12.3%
	Projected Cash Flows (cont'd)									
	For the Fiscal Year Ended									
	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E
Net Income	$134.0	$147.2	$161.7	$177.6	$195.1	$214.4	$235.6	$258.9	$284.5	$312.7
Less: Required Capital	(103.2)	(113.5)	(124.8)	(137.3)	(151.0)	(166.1)	(182.7)	(201.0)	(221.1)	(243.2)
Free Cash Flows	**$30.9**	**$33.7**	**$36.9**	**$40.3**	**$44.1**	**$48.3**	**$52.9**	**$57.9**	**$63.4**	**$69.4**
Key Operating Metrics										
Net Income Growth	9.8%	9.8%	9.8%	9.9%	9.9%	9.9%	9.9%	9.9%	9.9%	9.9%
ROAE	12.3%	12.3%	12.3%	12.3%	12.3%	12.2%	12.2%	12.2%	12.2%	12.2%

IMPLIED VALUE		
Discount Rate		
10.0%	11.0%	12.0%
$253.0	$178.0	$116.0

Source: Company Information.
Note: Cash flows discounted to 6/30/08. Implied value includes free cash flow for first half of 2008E.

40 LAZARD

Nationwide Financial

V Supplemental Cash Flow Valuation

Other Non-Life Entities

($ in millions)

Assumed

Entity Valuation Methodology

NF Reinsurance $ 9.2 Statutory Surplus

NFS Distributors 14.6 Tangible Book

Pension Associates 1.4 Tangible Book

NWF Structured Products 7.5 Tangible Book

TBG Insurance Services 0.1 Tangible Book

RIA Services 3.2 Tangible Book

Nationwide Bank (Trust allocation) 46.0 Tangible Book

NFS Holding Company 204.3 Primarily reflects market value of investments held by holding company

Total $ 286.2

x

Source: Company information.

Note: As of 12/31/07.

LAZARD

Nationwide Financial

V Supplemental Cash Flow Valuation

Estimated Market Valuation of Corporate Debt

($ in millions)

Current

Size Maturity Coupon Rating Ranking YTM Price MTM Value

$300.0 11/15/2011 6.250% A3, A- Senior Notes 5.15% $ 103.5 $ 310.5

300.0 7/1/2012 5.900% A3, A- Senior Unsecured Notes 5.45% 101.6 304.9

200.0 2/13/2015 5.625% A3, A- Senior Unsecured Unsubordinated 5.90% 98.5 197.0

200.0 10/1/2015 5.100% A3, A- Senior Notes 6.00% 94.7 189.4

100.0 3/1/2037 7.899% Baa1, BBB Junior Sub Notes 8.41% 94.5 94.5

400.0 5/15/2037 6.750% Baa1, BBB Junior Sub Debentures 8.41% 82.1 328.3

$ 1,500.0 $ 1,424.5

Note: Pricing as of 5/15/08. YTM from Trace, Bloomberg and Lazard estimates.

LAZARD

Nationwide Financial

Appendix

LAZARD

Nationwide Financial

A Supplementary Financial Information

LAZARD

Nationwide Financial

A Supplementary Financial Information

NFS Class A Trading Volume

AVERAGE DAILY TRADING VOLUME

Volume (000s) ADV as % of Float

800 2.0%

627

600 1.5%

1.4%

408

400 1.0%

0.9%

200 0.5%

0 0.0% 1 Year Prior to Offer Since Offer

Average Daily Volume (000s) ADV as % of Float

TOTAL TRADING VOLUME / FLOAT

Since Offer (47 Trading Days) 65.7%

Pre-Offer (47 Trading Days) 48.8%

Pre-Offer (66 Trading Days) 65.7%

ANNUALIZED RETURN

Offer Price $ 47.20

Current Share Price $ 51.00

Annualized Return(19.1%) (a )4

(assuming 4-month close)

Source: FactSet (5/15/08).

(a) Adjusted for $0.29 per share dividend on 7/14/08.

LAZARD

Nationwide Financial

A SUPPLEMENTARY FINANCIAL INFORMATION

Minority Buy-In Premiums

FINANCIAL SERVICES						
Announ. Date	Effective Date	Acquiror	Target	Acquisition Premiums 1-Day	1-Week	4-Week
7/17/2007	4/15/2008	Alfa Mutual	Alfa Corporation	45%	45%	32%
2/22/2007	9/28/2007	American Financial Group	Great American Financial Resources	13%	15%	12%
1/24/2007	9/27/2007	AIG	21st Century Insurance	33%	31%	23%
11/20/2006	4/20/2007	Toronto-Dominion Bank	TD Banknorth	7%	8%	7%
3/21/2006	5/24/2006	Erie Indemnity	Erie Family Life Insurance	7%	17%	21%
10/10/2001	11/27/2001	Toronto-Dominion Bank	TD Waterhouse Group	53%	49%	33%
6/6/2001	12/13/2001	Liberty Mutual Insurance	Companies	25%	40%	40%
3/26/2001	8/21/2001	CSFB	CSFBdirect	140%	102%	74%
7/24/2000	1/11/2001	Phoenix Home Life Mutual	Phoenix Investment Partners	44%	40%	63%
3/27/2000	6/27/2000	Hartford Financial Services Group	Hartford Life(ITT Hartford)	19%	40%	43%
3/21/2000	4/20/2000	Citigroup	Travelers Property Casualty	25%	39%	35%
1/19/2000	4/19/2000	Metropolitan Life Insurance	Conning Corp	16%	39%	52%
10/27/1998	12/14/1998	Allmerica Financial	Citizens (Hanover Insurance)	21%	17%	21%
10/22/1998	4/29/1999	Bank of America National Trust	BA Merchant Services (BankAmerica)	47%	56%	42%
			Mean	**35%**	**38%**	**36%**
			Median	**25%**	**40%**	**34%**

Source: SDC (5/16/08)

44 LAZARD

Nationwide Financial
A SUPPLEMENTARY FINANCIAL INFORMATION

Minority Buy-In Premiums (cont'd)

ALL OTHER INDUSTRIES						
				Acquisition Premiums		
Announ. Date	Effective Date	Acquiror	Target	1-Day	1-Week	4-Week
10/9/2006	6/22/2007	VNU	NetRatings	44%	45%	46%
6/6/2007	10/31/2007	Oplink Communications	OCPI	11%	10%	10%
2/6/2006	5/16/2006	Lafarge SA	Lafarge North America	33%	34%	38%
9/1/2005	11/9/2005	IYG Holding	7-Eleven	32%	31%	14%
7/8/2005	3/22/2006	Absolut Spirits	Cruzan International	12%	9%	9%
7/1/2005	10/28/2005	Santos Ltd.	Tipperary	19%	16%	36%
2/21/2005	7/26/2005	Novartis	Eon Labs	11%	8%	23%
1/27/2005	4/21/2005	Danisco	Genencor International	24%	22%	16%
8/2/2004	12/8/2004	Cox Enterprises	Cox Communications	26%	25%	25%
6/2/2003	8/22/2003	ICN Pharmaceuticals	Ribapharm	23%	24%	50%
12/13/2002	9/29/2003	Savia SA de CV(Pulsar)	Seminis	48%	45%	45%
7/26/2002	2/28/2003	Samuel J. Heyman	International Specialty Products	4%	2%	34%
2/19/2002	4/11/2002	Sabre Holdings	Travelocity.com	46%	40%	22%
8/21/2001	2/26/2002	Thermo Electron	Spectra Physics	28%	(1%)	(8%)
5/30/2001	9/6/2001	Bacou SA	Bacou USA	22%	17%	11%
5/23/2001	9/28/2001	Electronic Data Systems	Unigraphics Solutions	53%	69%	81%
5/14/2001	10/31/2001	Seneca Investments	Agency.com	63%	45%	162%
12/29/2000	7/2/2001	Benesse	Berlitz International	106%	103%	113%
12/14/2000	8/31/2001	O. Gene Bicknell	NPC International	11%	7%	32%
10/27/2000	3/16/2001	Enron	Azurix (Enron)	135%	135%	135%
9/21/2000	3/9/2001	Ford Motor	Hertz	46%	43%	12%
7/9/2000	9/14/2000	Invitrogen	Life Technologies (Dexter)	22%	22%	20%
3/17/2000	9/15/2000	BP Amoco	Vastar Resources	16%	35%	69%
3/14/2000	6/20/2000	Alcoa	Howmet International	14%	13%	14%
1/31/2000	4/20/2000	Thermo Instrument Systems	Thermo BioAnalysis	51%	56%	53%

Source: SDC (5/16/08)

45 LAZARD

Nationwide Financial

A Supplementary Financial Information

Minority Buy-In Premiums (cont’d)

ALL OTHER INDUSTRIES (cont’d)

Announ. Effective Acquisition Premiums

Date Date Acquiror Target 1-Day 1-Week 4-Week

1/31/2000 5/12/2000 Thermo Instrument Systems Thermo Optek 7%(5%) 41%

1/31/2000 5/12/2000 Thermo Instrument Systems ThermoQuest 36% 47% 62%

1/19/2000 2/9/2000 Elyo Trigen Energy 38% 42% 32%

12/8/1999 6/19/2000 Heico Cos. Robertson-Ceco 46% 44% 42%

12/1/1999 4/19/2000 Boise Cascade Boise Cascade Office Products 43% 55% 60%

10/20/1999 6/6/2000 Thermo Electron Thermoretec 27% 33% 35%

6/3/1999 6/16/1999 Roche Holding Genentech 279% 282% 279%

5/7/1999 7/30/1999 McDermott International J. Ray McDermott 17% 13% 19%

4/12/1999 6/30/1999 Investor Group Meadowcraft 65% 63% 78%

4/1/1999 8/15/1999 Vivendi Aqua Alliance 29% 19% 102%

3/24/1999 11/4/1999 Warburg Pincus Ventures Knoll (Warburg Pincus) 84% 52% 46%

3/21/1999 7/1/1999 Viacom Spelling Entertainment Group 8% 43% 55%

10/16/1998 2/12/1999 Affiliated Computer Services BRC Holdings 17% 17% 15%

9/23/1998 12/17/1998 Usinor J&L Specialty Steel 100% 113% 38%

4/30/1998 11/2/1998 Dow AgroSciences Mycogen (Dow AgroSciences) 42% 40% 52%

3/17/1998 7/31/1998 Investor Group BET Holdings 4% 14% 18%

3/5/1998 5/20/1998 Xerox XLConnect Solutions(11%) 15% 22%

1/22/1998 9/29/1998 Koninklijke KNP BT NV BT Office Products International 33% 79% 79%

1/8/1998 1/30/1998 Rayonier Rayonier Timberlands 11% 25% 18%

Mean 40% 42% 49%

Median 28% 34% 37%

All Transactions:

Mean 39% 41% 46%

Median 28% 37% 36%

Source: SDC (5/16/08).

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Nationwide Financial

B Property & Casualty Rating Comparison

LAZARD

Nationwide Financial
B PROPERTY & CASUALTY RATING COMPARISON

Property & Casualty Rating Comparison

Company	A.M. Best BCAR	Financial Strength Rating: A.M. Best	Financial Strength Rating: Moody's	Financial Strength Rating: S&P
Nationwide Mutual	**272.9**	**A+** ***Outlook Stable***	**Aa3** ***Outlook Stable***	**A+** ***Outlook Stable***
Allstate	229.6	A+ *Outlook Stable*	Aa2 *Outlook Stable*	AA *Outlook Stable*
Chubb	287.1	A++ *Outlook Stable*	Aa2 *Outlook Stable*	AA *Outlook Stable*
Liberty Mutual	193.2	A *Outlook Stable*	A2 *Outlook Negative*	A *Watch Negative*
State Farm	297.5	A++ *Outlook Stable*	Aa1 *Outlook Stable*	AA *Outlook Stable*
Travelers	245.0	A+ *Outlook Stable*	Aa3 *Watch Positive*	AA- *Outlook Stable*

Source: Rating agency reports.

47 LAZARD

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C Additional Company Information

LAZARD

Nationwide Financial

C Additional Company Information

Individual Investments – Overview

2007 SALES 2007 VARIABLE ANNUITY SALES

Advisory

Private Services Label 2% Fixed 8% Annuities 3%

PRODUCTS Best of

Income

Products America Variable 92% 4% Annuities 91%

Independent Affiliated Broker/Dealers

9% Wirehouse/

36% Regional Firm 30%

DISTRIBUTION

Non-

Financial Affiliated Institutions 91% 34%

$6.1bn $5.6bn

5/18/20

Source: Company filings.

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C Additional Company Information

Individual Investments – Sales Growth by Product

INDIVIDUAL VARIABLE ANNUITIES

50% 40%

36%

22%

25 18% 18% 3% 0

(10%)(13%)

(25)(15%)(16%) (23%) (32%) (50)

2004 2005 2006 2007

Best of America Private Label Total

OTHER PRODUCTS

625% 604% 75 50

28%

17% 17%

25 10% 0

(25)(4%)(4%)(6%) (16%)

(50)(34%) (53%) (75) 2004(77%) 2005 2006 2007 Fixed Annuities Income Products Advisory Services

Source: Company filings.

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C Additional Company Information

Individual Investments – Variable Annuity Sales Growth by Channel

NON-AFFILIATED

60%

51% 50 43%

40

33%

30

23%

20 15%

10 15%

0

(9%)

(10)(15%) (9%) (17%) (20)(23%) (19%)

(30)

2004 2005 2006 2007

Independent Broker/Dealers Wirehouse/Regional Firms Financial Institutions

Source: Company filings.

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C Additional Company Information

Individual Investments – Account Value Activity

($ in millions)

NET FLOWS $1,500 20%

15 13% $948 1,000

$676 10

500

5 2%

0

0($81)

(5%)(2%) (1%)(3%)(5) (1%) (500) (10%)

($ 555)(10)

($799) (1,000)($883)

(15)

($ 1,098)

(20) (1,500)(21%)

(25)

($1,716) (2,000)($1,913)

($ 2,011) (30) (31%)

(2,500)(35) 2003 2004 2005 2006 2007

Variable Annuities Fixed Annuities

Variable Flows/BOP Account Value Fixed Flows/BOP Account Value

Source: Company filings.

ACCOUNT VALUE GROWTH

30%

22%

20 18%

10

7% 7%

5% 3%

0

(2%)

(10)

(10%)

(20)(19%)

(30)(28%) 2003 2004 2005 2006 2007

Variable Annuities Fixed Annuities

5/18/20

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Nationwide Financial

C Additional Company Information

Individual Investments – Financial Trends

ANNUAL GROWTH

40% 34.8%

30 25.4% 20

10 5.9%

2.8% 2.7% 0

(0.1%)

(3.7%) (10) (11.0%) (20) 2004 2005 2006 2007 Operating Revenues Pre-Tax Operating Earnings

MARGINS

25% 2.5% 20.5%

20 2.0 16.4% 16.4% 14.6%

15 13.9% 1.5

1.37% 1.42%

10 1.27% 1.27% 1.30% 1.0

5 0.5 0.47% 0.43% 0.43% 0.37% 0.37%

0 0.0 2003 2004 2005 2006 2007 Pre-Tax Operating Earnings/Operating Revenues Asset Fees/Average Separate Account Values General Operating Expenses/Average Account Values

INTEREST SPREAD ON GENERAL ACCOUNT

2.1%

1.98%

2.0 1.92% 1.93% 1.9 1.78% 1.8 1.83% 1.7 1.78% 1.62% 1.71% 1.6 1.66%

1.5 1.57%

1.4

2003 2004 2005 2006 2007

(a)

Base Spread Total Spread

Source: Company filings.

(a) Excludes prepayments/bond calls.

RETURN ON AVERAGE ALLOCATED CAPITAL

18% 16.7% 16 13.5% 14 12.3%

12 10.7%

10 8.6% 8

6 4 2

0

2003 2004 2005 2006 2007

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Nationwide Financial

C Additional Company Information

Retirement Plans – Overview

2007 PRIVATE SECTOR SALES 2007 PUBLIC SECTOR SALES

Other 4%

Best of 457 Plans America 36% Annuity 17%

PRODUCTS

Best of America Trust 79%

Administration Only 64%

Pension Plan

Affiliated Administrators 3% 8% Financial Institutions 9%

DISTRIBUTION

Wirehouse/

Regional Nationwide Firms Retirement 18% Independent Solutions Broker/Dealers 100% 62%

$6.4bn $4.3bn

Source: Company filings.

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Nationwide Financial

C Additional Company Information

Retirement Plans – Sales Growth by Product

PRIVATE PENSION PLANS

60% 53%

45

30 23%

16% 13% 14%

15 7% 6% 7% 0

(15)

(10%)

(13%) (17%)(18%) (30)

2004 2005 2006 2007

Best of America Annuity Best of America Trust Total

PUBLIC PENSION PLANS

25% 22%

20

15

10% 9%

10 6% 5%

5 2%

1% 0 (1%) (5) 2004 2005 2006 2007

457 Plans Administration Only

Source: Company filings.

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Nationwide Financial

C Additional Company Information

Retirement Plan – Private Pension Plans Sales Growth by Channel

NON-AFFILIATED

30%

24%

20%

16%

15 16% 12%

12% 14% 10%

5% 5% 8% 2% 0 (2%) (1%) (5%)

(15)

(17%)

(30)

2004 2005 2006 2007

Independent Broker/Dealers Wirehouse/Regional Firms Financial Institutions Pension Plan Administrators

Source: Company filings.

Note: 100% of public sector pension plans are sold through Nationwide Retirement Services.

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Nationwide Financial

C Additional Company Information

Retirement Plans – Account Value Activity

($ in millions)

NET FLOWS $1,800 12%

$1,606 1,600

10 $1,395 $1,384 1,400 $1,301 $1,312 $1,243 $1,210 1,200 8

$1,001 1,000 $937 6%

6% 6

6% $827 800 5%

4% 4%

600 4

3% 3% 400 3% 3% 2

200

0 0 2003 2004 2005 2006 2007

Private Sector Public Sector

Private Flows/BOP Account Value Public Flows/BOP Account Value

ACCOUNT VALUE GROWTH

50%

47%

45

40

35

30

25% 25

20

16%

15

13% 12%

10% 10% 10% 10

5 3%

0

(1%) (5) 2003 2004 2005 2006 2007

Private Sector Public Sector

Source: Company filings.

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Nationwide Financial

C Additional Company Information

Retirement Plans – Financial Trends

ANNUAL GROWTH

20%

17.2%

15.6%

14.2% 15

10

6.4% 6.7% 5.2% 4.4% 5

2.7%

0

2004 2005 2006 2007 Operating Revenues Pre-Tax Operating Earnings

MARGINS

25% 1.0% 22.0% 0.78% 19.8%

20 18.7% 18.3% 0.8 16.7% 0.74% 0.72% 0.75%

15 0.70% 0.6

10 0.4 0.44% 0.39% 0.37% 0.39% 0.36%

5 0.2

0 0.0 2003 2004 2005 2006 2007 Pre-Tax Operating Earnings/Operating Revenues Asset Fees/Average Separate Account Values General Operating Expenses/Average Account Values

INTEREST SPREAD ON GENERAL ACCOUNT

2.2%

2.08% 2.1

1.98% 2.0

1.90% 1.90% 1.9 1.81% 1.8 1.87% 1.80% 1.79% 1.7 1.72% 1.70% 1.6 2003 2004 2005 2006 2007

(a)

Base Spread Total Spread

RETURN ON AVERAGE ALLOCATED CAPITAL

25% 23.4%

20.7%

19.8%

20 18.9% 17.4%

15 10 5

0

2003 2004 2005 2006 2007

Source: Company filings.

(a) Excludes prepayments/bond calls.

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Nationwide Financial

C Additional Company Information

Individual Protection – Overview

2007 SALES 2007 SALES

First Year Traditional/ Variable 26% Universal Life Life 36% 32%

PRODUCTS

Renewal 74%

COLI 32%

Financial Institutions

Wirehouse/ Nationwide

4% Financial Regional Firms Network

5% 21% Non- Mullin TBG

Affiliated 13% DISTRIBUTION 43% Afilliated

57% Nationwide Agents 22% Independent Broker/Dealers 16% Life Specialists 19%

Total: $1.7bn

Source: Company filings.

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Nationwide Financial

C Additional Company Information

Individual Protection – Sales Growth by Product

VARIABLE LIFE

15% 9%

2%

5 0% (5)(2%)(0%)(1%) (4%)(2%) (6%)(6%)(7%) (15)(11%) 2004 2005 2006 2007

CORPORATE OWNED LIFE INSURANCE

80% 74% 45%

16% 23%

40 10% 4% 5% 0

(40)(9%)(5%)(9%)

(31%) (80)(54%) 2004 2005 2006 2007

TRADITIONAL/UNIVERSAL LIFE

48% 50%

30 18%

6% 3% 5% 7%

10 2% 1% 1% (10)(2%) (3%)(8%)

2004 2005 2006 2007

TOTAL

40% 36%

20 4% 3% 11% 3% 7%

2% 1% 0

(20)(3%)(1%)

(11%) (40) (31%) 2004 2005 2006 2007

First Year Sales Renewal Sales Total

Source: Company filings.

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Nationwide Financial

C Additional Company Information

Individual Protection – Sales Growth by Channel

NON-AFFILIATED

60%

52% 50

40

27% 30 23%

20 19% 14% 12% 10

1% 2% 2%

5% 0

0%(1%) (1%) (10)(4%) (9%) (20)

(30)

(40)

(50)(43%) 2004 2005 2006 2007

Independent Broker/Dealer Wirehouse/Regional Firm Financial Institutions Life Specialists

AFFILIATED

60%

50%

40

20 14%

2% 1% (1%)

0(1%) (1%) (3%)(2%) (3%) (6%)

(18%) (20)

2004 2005 2006 2007

Mullin TBG Nationwide Agents

Nationwide Financial Network

Source: Company filings.

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Nationwide Financial

C Additional Company Information

Individual Protection – Financial Trends

OPERATING REVENUE GROWTH

4%

2.9% 3 2.2% 1.8% 2 1.4% 1.3% 1

0

(1)

(1.4%)(1.5%)

(2)(1.6%)

2004 2005 2006 2007

PRE-TAX OPERATING EARNINGS/OPERATING REVENUES

35%

29.7%

30 26.9% 27.5%

24.5% 24.9% 25.4%

25 22.2%

21.5% 22.0%

20 20.5% 17.6% 15.9% 13.8% 18.3% 18.0%

15 17.1% 13.6% 16.6% 12.9% 15.9% 10

5

0

2003 2004 2005 2006 2007

PRE-TAX OPERATING EARNINGS GROWTH

40%

31.4% 30

18.1% 20 14.5% 12.5%

10 5.6%

0

(3.0%)

(10)(8.8%)(7.5%) 2004 2005 2006 2007

Investment Life

General Operating Expenses/Operating Revenues (Investment Life)

RETURN ON AVERAGE ALLOCATED CAPITAL

15% 14.1%

11.8%

11.4% 11.3% 10.4% 10.2% 10.3%

10 8.8% 8.9% 8.0%

5

0

2003 2004 2005 2006 2007

Fixed Life

General Operating Expenses/Operating Revenues (Fixed Life)

Source: Company filings.

LAZARD

Nationwide Financial

C Additional Company Information

Corporate – Overview

12/31/07 ACCOUNT VALUES

Nationwide Bank 11%

Nationwide Medium Term Funds Group Notes 26% 63%

$7.2bn

NATIONWIDE FUNDS CUSTOMER FUNDS

Corporate and Other Individual 6% Protection 12%

Individual Investments 52% Retirement Plans 30%

$30.2bn

Source: Company filings.

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Nationwide Financial

C Additional Company Information

Corporate – Financial Trends

($ in millions)

INCOME STATEMENT GROWTH

30% 27.0% 25

19.6% 19.1% 18.6% 19.4% 20 14.7% 14.6% 15 10 5 0 (5) (10) (15) (20) (17.8%) (25) 2004 2005 2006 2007 Operating Revenues Pre-Tax Operating Earnings

ACCOUNT VALUE GROWTH

280% 31%

259% 30 15% 20

10

0

(4%)

(2%) (10) (9%)(6%) (9%) (20)

(30)

(40)(33%) 2004 2005 2006 2007 Medium Term Notes Nationwide Bank Nationwide Funds

MTN NET FLOWS $595 $600 30%

400 $335 15% 20 200 8% 10 (2%)

0 0

(5%)($70)

(200)(10) (9%)

($ 215)

(400)(20)

($ 405)

(600)(30) 2003 2004 2005 2006 2007 Net Flows As % of BOP Account Value

MTN SPREAD

2.0%

1.53%

1.5

1.30% 1.29%

1.15%

1.37% 1.08%

1.0 1.15%

1.10% 1.08%

0.89%

0.5

2003 2004 2005 2006 2007 (a) Base Spread Total Spread

Source: Company filings.

(a) Excludes prepayments/bond calls.

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Nationwide Financial

C Additional Company Information

NFS – Investment Portfolio Composition

TOTAL INVESTMENT PORTFOLIO

Short-Term Investments Policy Loans

3% 3% Other Long-Term Investments 3%

Mortgage Loans on Real Estate, net 21%

Fixed Maturity Securities 70%

$39.1bn

FIXED MATURITY PORTFOLIO

Other Asset-backed 4% Securities

14% Public Corporate Securities 34%

Mortgage-backed Securities 26%

Private Corporate Securities 22%

$27.2bn

Source: Company filings.

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Nationwide Financial

C Additional Company Information

NFS – Fixed Maturity Portfolio

($ in millions)

GROSS UNREALIZED GAINS/LOSSES

Gross Unrealized

Gains Losses

U.S. Treasury securities $ 17.4 $ 0.9

Agencies not backed the U.S. Government 61.5 —

Obligations of stakes and political subdivisions 1.7 2.8

Debt securities issued by foreign governments 2.5 0.3

Corporate securities

Public 175.2 178.8

Private 135.7 66.9

Mortgage-backed securities 40.3 108.2

Asset-backed securities 33.4 184.5

Total Fixed Maturity Securities $ 467.7 $ 542.4

RATINGS

B/Caa or lower/ In or near default Ba 2% 4%

Baa 24%

Aaa/Aa/A

70%

$27.2bn

Source: Company filings.

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Nationwide Financial

C Additional Company Information

NFS – MBS/ABS Portfolio

COLLATERAL CLASSIFICATION

Sub-Prime 7%

Government Prime Agency 14% 33%

Alt-A 20%

Non-Mortgage Collateral 26%

$10.9bn

RATINGS

ALT-A SUB-PRIME

BBB and below AA

1%

1%

A 4%

AA 22% AAA

AAA 99% 73%

VINTAGE

ALT-A SUB-PRIME

2007 2007 Pre-2005

20% 4% Pre-2005

23%

59%

2006 25%

2006

2005 2005 25% 32% 12%

$2.2bn $0.8bn

Source: Company filings.

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Nationwide Financial

C Additional Company Information

NFS – Mortgage Loan Portfolio

($ in millions)

Apartment &

Regional Exposure / Property Type Office Warehouse Retail Other Total

New England $ 141.1 $ 27.1 $ 78.3 $ 92.5 $ 339.0

Middle Atlantic 172.9 278.0 355.5 164.0 970.4

East North Central 91.2 239.2 555.8 491.7 1,377.9

West North Central 34.9 70.7 77.0 152.3 334.9

South Atlantic 155.9 494.1 737.1 562.4 1,949.5

East South Central 25.8 45.0 122.0 154.0 346.8

West South Central 22.8 170.1 179.7 242.4 615.0

Mountain 123.0 138.1 168.4 359.4 788.9

Pacific 333.0 434.5 438.6 386.2 1,592.3

Total principal $ 1,100.6 $ 1,896.8 $ 2,712.4 $ 2,604.9 $ 8,314.7

Valuation allowance(24.8)

Unamortized premium 12.9

Lower of cost or market adjustment on mortgage loans held for sale(3.8)

Cumulative change in fair value of hedged mortgage loans and commitments 17.1

Total mortgage loans on real estate, net 8,316.1

Source: Company filings.

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Nationwide Financial

C Additional Company Information

NFS – Separate Accounts

SEGMENT

Corporate and Other 1% Individual Protection 18%

Individual Investments 58% Retirement Plans 23%

$72.9bn

FUND TYPE

Money Market Other

4% 1%

Bond 12%

Equity 83%

$72.9bn

Source: Company filings.

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